DREYFUS DISCOVERY FUND

(a series of Dreyfus Funds, Inc.)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Discovery Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), in exchange for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Fund is a series of Dreyfus Funds, Inc. (the “Company”). The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has a better performance record and a significantly lower total expense ratio than the Fund. The Acquiring Fund normally invests primarily in equity securities of small-cap and mid-cap companies. The Fund normally invests primarily in common stocks of small-cap companies. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company’s Board of Directors has unanimously approved the proposed reorganization. The Company’s Board of Directors believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has a better performance record and a significantly lower total expense ratio than the Fund. The Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

●	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
●	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
●	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611 (holders of Class F shares should call 1-800-645-6561).

Sincerely,
J. David Officer President Dreyfus Funds, Inc.

December 4, 2009

TRANSFER OF THE ASSETS OF

DREYFUS DISCOVERY FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS DISCOVERY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about April 29, 2010 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Discovery Fund (the “Fund”). You will receive Class A, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. If you hold Class B or Class F shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class B or Class F shares as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Funds, Inc. (the “Company”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board of Directors believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record and a significantly lower total expense ratio than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have similar investment objectives and similar investment management policies. The Fund seeks capital appreciation and the Acquiring Fund seeks long-term growth of capital. To pursue its goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. The Fund normally invests at least 65% of its total assets in common stocks of small-cap companies. The Fund considers small-cap companies generally to be those companies which, at the time of purchase, have market capitalizations equal to or less than the market capitalization of the largest company included in the Russell 2000® Growth Index. This would correspond to companies with total market capitalizations equal to or less than $3.6 billion as of September 30, 2009. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. The Fund’s portfolio manager uses a “growth-style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies. The Acquiring Fund considers small-cap and mid-cap companies to be those companies with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Russell 2500® Growth Index. This would correspond to companies with total market capitalizations equal to or less than $5.2 billion as of September 30, 2009. The Acquiring Fund’s portfolio managers employ a growth-oriented investment style in managing the Acquiring Fund’s portfolio, seeking to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The Acquiring Fund’s portfolio managers, like the Fund’s portfolio manager, emphasize individual stock selection. Although each fund normally invests in common stocks of U.S.-based companies, the Fund may invest up to 30% and the Acquiring Fund may invest up to 15% of their respective assets in foreign securities. Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis and holding period in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforward will be subject to limitations.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CLASS B AND CLASS F SHARES OF THE FUND AND CLASS A SHARES OF THE ACQUIRING FUND THAT HOLDERS OF THE FUND’S CLASS B AND CLASS F SHARES WILL RECEIVE IN THE REORGANIZATION?

If you hold Class B or Class F shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class B or Class F shares as of the Closing Date. The attributes of the Acquiring Fund’s Class A shares are the same as those of the Fund and the other funds in the Dreyfus Family of Funds. The principal differences between Class B and Class F shares of the Fund and Class A shares of the Acquiring Fund are their sales charges and eligible investors. Class B shares are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge (“CDSC”) when redeemed, generally depending on how long a shareholder has owned Class B shares of the Fund. An investor pays no sales charge in connection with an investment in Class F shares and no CDSC in connection with a redemption of Class F shares. Some investors may be subject to an initial sales charge in connection with an investment in Class A shares, generally depending on the amount of the investment. Also, Class A shares purchased without an initial sales charge as part of an investment of $1 million or more may be charged a 1% CDSC if redeemed within a year of purchase. Class F shares may be purchased only by “grandfathered Class F investors,” whereas Class A shares are offered to the public. Class B shares of the Fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of other funds. No sales charge or CDSC will be imposed on former Class B or Class F shareholders at the time of the reorganization. In addition, no sales charge or CDSC will be imposed on subsequent purchases or redemptions of Class A shares of the Acquiring Fund by holders of the Fund’s Class B or Class F shares who receive Class A shares of the Acquiring Fund in the reorganization for as long as the shareholder’s account is open.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. If you are a holder of Class B shares of the Fund who receives Class A shares of the Acquiring Fund in the reorganization, you will be able to exchange such Class A shares of the Acquiring Fund for Class A shares of other funds in the Dreyfus Family of Funds through the Exchange Privilege. If you are a holder of Class F shares of the Fund who receives Class A shares of the Acquiring Fund in the reorganization, you will be able to exchange such Class A shares of the Acquiring Fund for Class A shares or Class F shares of other funds in the Dreyfus Family of Funds through the Exchange Privilege. In addition, if after the reorganization you were to no longer hold Class A shares of the Acquiring Fund or Class F shares of a Dreyfus fund, you would lose your status as a “grandfathered Class F investor” and would not be able to purchase Class F shares of a Dreyfus fund.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the value of the Fund’s average daily net assets up to $250 million, 0.80% of the value of the Fund’s average daily net assets from $250 million up to $500 million and 0.70% of the value of the Fund’s average daily net assets over $500 million. The Fund’s net assets ($130 million as of September 30, 2009) are significantly below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Fund to Dreyfus is 1.00% of the value of the Fund’s average daily net assets. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund’s average daily net assets. Each class of shares of the Acquiring Fund had a significantly lower total expense ratio than the corresponding class of shares of the Fund (Class A shares of the Acquiring Fund for Class B and Class F shares of the Fund), as of each fund’s most recent fiscal period.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Except as noted below, any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). In addition, the front-end sales load and the CDSC applicable to the Acquiring Fund’s Class A shares will not be imposed on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund by holders of Class B or Class F shares of the Fund who receive Class A shares of the Acquiring Fund as a result of the reorganization for as long as the shareholder’s account is open.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund. It is estimated that a Fund shareholder would start to realize certain expense benefits approximately three months after the Reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization. As discussed further in the enclosed Prospectus/Proxy Statement, transaction costs associated with any repositioning of the Fund’s portfolio in connection with the proposed reorganization before and after consummation of the reorganization will be borne by the Fund and the combined fund, respectively.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective and similar investment policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger combined fund that has a better performance record and a significantly lower total expense ratio than the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Company’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

●	By mail, with the enclosed proxy card and postage-paid envelope;
●	By telephone, with a toll-free call to the number listed on your proxy card;
●	Through the Internet, at the website address listed on your proxy card; or
●	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS DISCOVERY FUND

(A Series of Dreyfus Funds, Inc.)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Discovery Fund (the “Fund”), a series of Dreyfus Funds, Inc. (the “Company”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, March 3, 2010, at 9:00 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), in exchange for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class F shareholders, with Class B and Class F shareholders receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on December 18, 2009 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Michael A. Rosenberg Secretary

New York, New York

December 4, 2009

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS DISCOVERY FUND

(A Series of Dreyfus Funds, Inc.)

To and in Exchange for Class A, Class C and Class I Shares of

DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND

(A Series of Dreyfus Investment Funds)

PROSPECTUS/PROXY STATEMENT DECEMBER 4, 2009

Special Meeting of Shareholders
To Be Held on Wednesday, March 3, 2010

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Funds, Inc. (the “Company”), on behalf of Dreyfus Discovery Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, March 3, 2010, at 9:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 18, 2009 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), in exchange for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Class A, Class B, Class C, Class I or Class F Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder’s Fund shares, except that Class B and Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated December 4, 2009, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611 (holders of Class F shares should call 1-800-645-6561), or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have similar investment objectives and similar investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The Fund normally invests primarily in common stocks of small-cap companies. The Acquiring Fund normally invests primarily in equity securities of small-cap and mid-cap companies. The Acquiring Fund is a series of Dreyfus Investment Funds (the “Trust”). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated March 31, 2009 and Annual Report for its fiscal year ended September 30, 2009 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended December 31, 2008 or Semi-Annual Report for the six-month period ended June 30, 2009, please call your financial adviser, or call 1-800-554-4611 (holders of Class F shares should call 1-800-645-6561), visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class F and Class I shareholders of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of September 30, 2009, the following numbers of fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding	Class F Shares Outstanding
245,642.535	12,739.652	57,133.727	386,278.973	4,665,822.141

Proxy materials will be mailed to shareholders of record on or about December 28, 2009.

TABLE OF CONTENTS

Summary	4
Reasons for the Reorganization	21
Information about the Reorganization	22
Additional Information about the Acquiring Fund and the Fund	25
Voting Information	25
Financial Statements and Experts	31
Other Matters	32
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	32
Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

PROVIDING FOR THE TRANSFER OF ALL OF THE FUND’S ASSETS

TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class I and Class F Fund shareholder will receive a pro ratadistribution of the Acquiring Fund’s Class A, Class C and Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder’s Fund shares, except that Class B and Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization, nor will holders of the Fund’s Class B or Class F shares who receive Class A shares of the Acquiring Fund in the Reorganization be subject to a sales charge on subsequent investments in Class A shares of the Acquiring Fund or a CDSC upon redemption of such shares for as long as the shareholder’s account is open.

The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforward; however, the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforward will be subject to limitations. See “Information about the Reorganization — Federal Income Tax Consequences,” “ — Capital Loss Carryforward” and “ — Sale of Portfolio Securities.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have similar investment objectives and similar investment management policies. The Fund seeks capital appreciation and the Acquiring Fund seeks long-term growth of capital. The Fund’s investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares. The Acquiring Fund’s investment objective may be changed by the Trust’s Board without shareholder approval.

To pursue its goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. The Fund normally invests at least 65% of its total assets in common stocks of small-cap companies. The Fund considers small-cap companies generally to be those companies which, at the time of purchase, have market capitalizations equal to or less than the market capitalization of the largest company included in the Russell 2000® Growth Index. This would correspond to companies with total market capitalizations equal to or less than $3.6 billion as of September 30, 2009. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally invests in common stocks of U.S.-based companies, the Fund may invest up to 30% of its total assets in foreign securities, including up to 5% of its assets in issuers located in emerging market countries.

The Fund’s portfolio manager manages the Fund using a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio manager uses a consistent, bottom-up approach which emphasizes individual stock selection. The Fund’s portfolio manager will consider selling a security if its business momentum deteriorates or valuation becomes excessive.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies. The Acquiring Fund currently considers small-cap and mid-cap companies to be those companies with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Russell 2500® Growth Index. This would correspond to companies with total market capitalizations equal to or less than $5.2 billion as of September 30, 2009. Although the Acquiring Fund normally invests in U.S.-based companies, it may invest up to 15% of its assets in foreign companies, including up to 10% of its assets in issuers located in emerging market countries and up to 3% of its assets in issuers of any one specific emerging market country.

The Acquiring Fund’s portfolio managers employ a growth-oriented investment style in managing the Acquiring Fund’s portfolio, which means they seek to identify those small-cap and mid-cap companies that are experiencing or are expected to experience rapid earnings or revenue growth. The Acquiring Fund’s portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best and select stocks by:

●

using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

●

investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Acquiring Fund’s investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

Each fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and securities of other investment companies such as exchange traded funds (“ETFs”), including those purchased in initial public offerings (“IPOs”) or shortly thereafter. Each fund also may invest, to a limited extent, in fixed-income securities. The Fund may invest in bonds, debentures, and corporate obligations—other than convertible securities and preferred stock—only if they are rated investment grade (i.e., Baa/BBB or higher or the unrated equivalent) at the time of purchase. If a bond’s, debenture’s or other corporate obligation’s rating is reduced to below investment grade, or it becomes unrated, after purchase, the Fund may not invest more than 5% of its total assets in the aggregate in such bonds, debentures, and corporate obligations, or any convertible securities, rated below investment grade or in the unrated equivalent. This 5% limitation does not apply to preferred stock. The Acquiring Fund may invest up to 20% of its assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) with remaining maturities of three years or less, and may invest up to 5% of its assets in fixed-income securities in the lowest long-term investment grade category (i.e., rated Baa-/BBB- or the unrated equivalent).

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Acquiring Fund also may enter into swap agreements.

Neither fund has any limitation regarding portfolio turnover. The Acquiring Fund and the Fund may engage in short-term trading and each fund may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund’s total assets.

Each fund is a “diversified” fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

For more information on the Fund’s or the Acquiring Fund’s investment management policies, see “Investment Approach” and “More About Investment Objective, Strategies and Risks” in the Fund’s Prospectus and “Goal/Approach” in the Acquiring Fund’s Prospectus, and “Investment Strategies and Risks” in the Fund’s Statement of Additional Information” and “Description of the Company and Funds” in the Acquiring Fund’s Statement of Additional Information.

The Acquiring Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. See “Certain Organizational Differences Between the Trust and the Company” below.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

●

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

●

Small-cap and mid-cap company risk. Small-cap and mid-cap companies carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund’s ability to sell them when the portfolio manager(s) deem it appropriate. These companies may have limited product lines, markets and/or financial resources, or may depend on a limited management group. Some of the Fund’s and Acquiring Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

●

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.

●

Market sector risk. The Fund and the Acquiring Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the relevant fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●

Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

●

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund or the Acquiring Fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

●

Derivatives risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. A fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

●

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the respective fund’s gains or losses.

●

IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the relevant fund’s after-tax performance.

An investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the Fund or the Acquiring Fund invests in bonds, the relevant fund’s share price. The longer the effective maturity and duration of these investments, the more likely the relevant fund’s share price will react to changes in interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fixed-income investments held by the Fund or the Acquiring Fund will have its credit rating downgraded.

Investing in pooled investment vehicles, such as ETFs which are investment companies, may involve duplication of advisory fees and certain other expenses.

Under adverse market conditions, the Fund and the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See “Main Risks” and “More About Investment Objective, Strategies and Risks” in the Fund’s Prospectus and “Main Risks” in the Acquiring Fund’s Prospectus, and “Investment Strategies and Risks” in the Fund’s Statement of Additional Information and “Description of the Company and Funds” in the Acquiring Fund’s Statement of Additional Information for a more complete description of investment risks.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class C shares for the Fund and the Acquiring Fund are identical. Class I shares of each fund and Class F shares of the Fund are not subject to any sales charges. Class B shares of the Fund are subject to a CDSC. See in the relevant Prospectus “Shareholder Guide” for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. In addition, no sales charge or CDSC will be imposed on subsequent investments in or redemptions of Class A shares of the Acquiring Fund by Class B and Class F shareholders of the Fund who receive Class A shares of the Acquiring Fund in the Reorganization for as long as the shareholder’s account is open. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The Fund has agreed to pay Dreyfus a management fee at the annual rate of 1.00% of the value of the Fund’s average daily net assets up to $250 million, 0.80% of the value of the Fund’s average daily net assets from $250 million up to $500 million and 0.70% of the value of the Fund’s average daily net assets over $500 million. The Fund’s net assets ($130 million as of September 30, 2009) are significantly below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Fund to Dreyfus is 1.00% of the value of the Fund’s average daily net assets. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund’s average daily net assets. Each class of shares of the Acquiring Fund had a significantly lower total expense ratio than the corresponding class of shares of the Fund (Class A shares of the Acquiring Fund for Class B and Class F shares of the Fund), as of each fund’s most recent fiscal period. In addition, Dreyfus has voluntarily agreed, as to each class of shares of the Acquiring Fund, to waive receipt of its fees and/or reimburse expenses so that the direct expenses of each class of shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings, acquired fund expenses and extraordinary expenses) do not exceed 1.00%.

The fees and expenses set forth below for the Fund and for the Acquiring Fund are based on net assets and accruals of the respective fund as of June 30, 2009 and September 30, 2009, the most recent semi-annual and annual fiscal period ended for the Fund and the Acquiring Fund, respectively.  The “Pro Forma After Reorganization” operating expenses information set forth below is based on the net assets and accruals of the Fund and the Acquiring Fund, as of September 30, 2009, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund ClassA	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder transaction fees(fees paid directly from your investment)

Maximum front—end sales charge on purchases % of offering price	5.75%	5.75%	5.75%

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none [1]	none [1]	none [1]

Annual fund operating expenses(expenses that you pay each year as a % of the value of your investment)

Management fees	1.00%	0.60%	0.60%
Rule 12b-1 fee	none	none	none
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses[2]	1.07%[3]	0.41%	0.27%
Total operating expenses	2.32%	1.26%	1.12%
Fee waiver and/or expense reimbursement	n/a	n/a	n/a
Net operating expenses	2.32%	1.26%[4]	1.12%

	Fund Class B	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder transaction fees
(fees paid directly from your investment)

Maximum front-end sales charge on purchases % of offering price	none	5.75%	5.75%

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	4.00%	none [1]	none [1]

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fees	1.00%	0.60%	0.60%
Rule 12b-1 fee	0.75%	none	none
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses[2]	1.01%[3]	0.41%	0.27%
Total operating expenses	3.01%	1.26%	1.12%
Fee waiver and/or expense
reimbursement	n/a	n/a	n/a
Net operating expenses	3.01%	1.26%[4]	1.12%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Shareholder transaction fees
(fees paid directly from your investment)

Maximum front-end sales charge on purchases % of offering price	none	none	none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	1.00%	1.00%	1.00%

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fees	1.00%	0.60%	0.60%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses[2]	1.04%[3]	0.56%	0.76%
Total operating expenses	3.04%	2.16%	2.36%
Fee waiver and/or expense
reimbursement	n/a	n/a	(0.20)%
Net operating expenses	3.04%	2.16%[4]	2.16%[5]

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Shareholder transaction fees
(fees paid directly from your investment)

Maximum front-end sales charge on purchases % of offering price	none	none	none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none	none	none

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fees	1.00%	0.60%	0.60%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.72%[3]	0.33%	0.23%
Total operating expenses	1.72%	0.93%	0.83%
Fee waiver and/or expense
reimbursement	n/a	n/a	n/a
Net operating expenses	1.72%	0.93%[4]	0.83%

	Fund Class F	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Shareholder transaction fees
(fees paid directly from your investment)

Maximum front-end sales charge on purchases % of offering price	none	5.75%	5.75%

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none	none [1]	none [1]

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fees	1.00%	0.60%	0.60%
Rule 12b-1 fee	0.06%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.66%[3,6]	0.41%	0.27%
Total operating expenses	1.72%	1.26%	1.12%
Fee waiver and/or expense
reimbursement	n/a	n/a	n/a
Net operating expenses	1.72%	1.26%[4]	1.12%

1	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2

“Other expenses” are fees paid by the Fund and the Acquiring Fund for miscellaneous items such as transfer agency, custody, administration, professional and registration fees. The Fund and the Acquiring Fund also make payments, which for Class I shares of the Acquiring Fund are pursuant to an administrative services fee of up to 0.15%, to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the relevant fund.

3	Estimated expenses of the Reorganization of $70,000 (amounting to 0.09% of the Fund’s average daily net assets) will be borne by the Fund and are not reflected in the expense ratios.
4

Dreyfus has voluntarily agreed to waive receipt of its fees and/or reimburse expenses of the Acquiring Fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.00%. This expense undertaking is voluntary and may be terminated at any time.

5

If the Reorganization is approved by the Fund’s shareholders and consummated, Dreyfus has contractually agreed to waive receipt of its fees and/or reimburse expenses of the Acquiring Fund, until at least April 30, 2011, so that the direct expenses of Class C shares do not exceed 2.16%.

6	“Other expenses” for Class F shares of the Fund includes fees paid pursuant to a shareholder services agreement with MBSC Securities Corporation.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes you invest $10,000 in the respective fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the respective fund’s operating expenses remain the same. The “Pro Forma After Reorganization” examples are based on the operating expenses of the Fund and the Acquiring Fund, as of September 30, 2009, as adjusted showing the effect of the Reorganization had it occurred on such date. The one-year example and the first year of the three-, five- and ten-years examples for the pro forma Class C shares of the combined fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class F Shares
1 Year	$797	$704/$304	$407/$307	$175	$175
3 Years	$1,258	$1,230/$930	$939/$939	$542	$542
5 Years	$1,744	$1,782/$1,582	$1,596/$1,596	$933	$933
10 Years	$3,078	$3,019/$3,019**	$3,355/$3,355	$2,030	$2,030

	Acquiring Fund
	Class A Shares	Class C Shares*	Class I Shares
1 Year	$696	$319/$219	$95
3 Years	$952	$676/$676	$296
5 Years	$1,227	$1,159/$1,159	$515
10 Years	$2,010	$2,493/$2,493	$1,143

	Pro Forma After Reorganization Acquiring Fund Shares
	Class A Shares***	Class C Shares*	Class I Shares
1 Year	$683	$319/$219	$85
3 Years	$911	$717/$717	$265
5 Years	$1,156	$1,242/$1,242	$460
10 Years	$1,860	$2,681/$2,681	$1,025

*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.
***

 Assumes imposition of 5.75% sales load.  Class B and Class F shareholders of the Fund are not subject to any sales load and, as a result, will be subject to lower costs than those shown in the table above.

Estimated expenses of the Reorganization of $70,000 (amounting to 0.09% of the Fund’s average daily net assets) will be borne by the Fund and are not reflected in the expense examples above. Had these expenses been included the one-, three-, five-, and ten-years examples for the Fund would be as follows: Class A--$805, $1,266, $1,752 and $3,085; Class B--$713/$313, $1,239/$939, $1,790/$1,590 and $3,025/$3,025; Class C--$416/$316, $947/$947, $1,604/$1,604 and $3,361/$3,361; Class I--$184, $551, $942 and $2,038; and Class F--$184, $551, $942 and $2,038, respectively.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class I shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s Class F shares from year to year. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund’s Class I, Class A and Class C shares to those of the Russell 2000® Growth Index and the Russell 2500® Growth Index, broad measures of market performance. The table for the Fund compares the average annual total returns of the Fund’s Class F, Class A, Class B, Class C and Class I shares also to those of the Russell 2000 Growth Index and the Russell 2500 Growth Index. Class I shares of the Acquiring Fund and Class F shares of the Fund are not subject to any sales charges. Sales charges, if any, for the funds’ other classes are reflected in the relevant table. Because Class A and Class C shares of the Acquiring Fund were not offered until March 31, 2009, the performance figures for these share classes reflect the performance of the Acquiring Fund’s Class I shares, as adjusted to reflect applicable sales charges, but not applicable class fees and expenses; if such fees and expenses were reflected, the performance shown for Class A and Class C shares of the Acquiring Fund would have been lower. The front-end sales load applicable to the Acquiring Fund’s Class A shares will not be imposed on any subsequent purchases of Class A shares of the Acquiring Fund by Class B or Class F shareholders of the Fund who receive Class A shares of the Acquiring Fund as a result of the Reorganization for as long as the shareholder’s account is open. All returns assume reinvestment of dividends and distributions. Each fund’s performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax performance is shown only for Class I shares of the Acquiring Fund and Class F shares of the Fund. After-tax performance of each fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class I Shares

Year-by-year total returns as of 12/31 each year (%)

+79.11	-19.28	-15.49	-23.27	+46.17	+18.00	+8.64	+14.21	+21.08	-35.99
‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07	‘08

Best Quarter:	Q4 ‘99	+56.41%
Worst Quarter:	Q4 ‘00	-24.69%
The year-to-date total return of the Acquiring Fund’s Class I shares as of 9/30/09 was 21.18%.

Acquiring Fund Average annual total returns as of 12/31/08

Share class/inception date	1 Year	5 Years	10 Years
Class I (9/1/90) returns before taxes	-35.99%	2.56%	4.51%
Class I returns after taxes on distributions	-35.99%	1.19%	-2.07%
Class I returns after taxes on distributions and sale of fund shares	-23.39%	1.99%	0.91%
Class A* (3/31/09) returns before taxes	-39.66%	1.36%	3.90%
Class C* (3/31/09) returns before taxes	-36.63%	2.56%	4.51%
Russell 2500 Growth Index reflects no deduction for fees, expenses or taxes	-41.50%	-2.24%	0.75%
Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	-38.54%	-2.35%	-0.76%

*

For the Acquiring Fund’s Class A and Class C shares, periods prior to inception date reflect the performance of the Acquiring Fund’s Class I shares, adjusted to reflect applicable sales charges. Such performance figures have not been adjusted, however, to reflect applicable fees and expenses; if such fees and expenses were reflected, the performance shown for Class A and Class C shares of the Acquiring Fund would have been lower.

Fund — Class F Shares

Year-by-year total returns as of 12/31 each year (%)

+94.59	-8.26	-17.81	-33.08	+36.45	+10.74	-0.66	+5.08	+9.69	-38.22
‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07	‘08

Best Quarter:	Q4 ‘99	+41.85%
Worst Quarter:	Q3 ‘01	-28.04%
The year-to-date total return of the Fund’s Class F shares as of 9/30/09 was 17.64%.

Fund Average annual total returns as of 12/31/08

Share class/inception date	1 Year	5 Years	10 Years or Since Inception

Class F (12/29/89) returns before taxes	-38.22%	-4.77%	0.49%
Class F returns after taxes on distributions	-38.22%	-4.77%	-0.23%
Class F returns after taxes on distributions and sale of fund shares	-24.84%	-3.99%	0.18%
Class A (12/31/99) returns before taxes	-41.95%	-6.07%	-7.32%
Class B (12/31/99) returns before taxes	-41.39%	-6.25%	-7.27%*
Class C (12/31/99) returns before taxes	-39.54%	-5.72%	-7.49%
Class I (12/31/99) returns before taxes	-38.32%	-4.64%	-6.44%
Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	-38.54%	-2.35%	-0.76%†
Russell 2500 Growth Index reflects no deduction for fees, expenses or taxes	-41.50%	-2.24%	0.75%†

*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
†

The average annual total return shown is for the 10 year period. The average annual total returns since December 31, 1999, the inception date of the Fund’s Class A, B, C and I shares, for the Russell 2000 Growth Index and Russell 2500 Growth Index were -4.71% and -3.99%, respectively.

Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Prior to September 1, 2009, Founders Asset Management LLC, an indirect wholly-owned subsidiary of Dreyfus, served as the Fund’s investment adviser. Prior to December 1, 2008, The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, served as the Acquiring Fund’s investment adviser. Founded in 1947, Dreyfus manages approximately $328 billion in 187 mutual fund portfolios. A discussion regarding the basis for the Trust’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s semi-annual report for the six-month period ended March 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20.7 trillion in assets under custody and administration and $881 billion in assets under management, and it services more than $11.8 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Primary Portfolio Managers. B. Randall Watts, Jr. has served as the primary portfolio manager of the Fund since August 2006. Mr. Watts also has served as a primary portfolio manager of the Acquiring Fund since September 2001. In addition to Mr. Watts, Todd Wakefield also serves as a primary portfolio manager for the Acquiring Fund, a position he has held since September 2005. Mr. Watts is a senior vice president and the lead portfolio manager for the U.S. small-cap and micro-cap growth investment team at TBCAM, where he has been employed since 2001. Mr. Wakefield is a vice president and a portfolio manager for the U.S. small-cap growth and small-to-mid-cap growth strategies at TBCAM, where he as been employed since 2003. Messrs. Watts and Wakefield have been employed by Dreyfus since December 2008. As dual employees of Dreyfus and TBCAM, Mr. Watts and Mr. Wakefield manage each fund as employees of Dreyfus but use TBCAM’s proprietary investment process.

Board Members. The Company and the Trust have the same Board members. None of the Board members of the Company or the Trust is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”).

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund, and KPMG LLP is the independent registered public accounting firm for the Acquiring Fund.

Capitalization. The Fund has classified its shares into five classes – Class A, Class B, Class C, Class I and Class F. The Acquiring Fund has classified its shares into three classes – Class A, Class C and Class I. Class B and Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund in the Reorganization. The following table sets forth as of March 31, 2009 (1) the capitalization of each class of the Fund’s shares, (2) the capitalization of each class of the Acquiring Fund’s shares and (3) the pro forma capitalization of each class of the Acquiring Fund’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Fund Class B	Fund Class F	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$4,760,903	$264,100	$89,097,718	$10,068	$(64,027)*	$94,068,762
Net asset value per share	$17.91	$16.42	$18.07	$8.42		$8.42
Shares outstanding	265,861	16,084	4,931,436	1,196	5,960,560**	11,175,137

	Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$1,001,296	$10,067	$(681)*	$1,010,682
Net asset value per share	$16.57	$8.42		$8.42
Shares outstanding	60,417	1,196	58,408**	120,021

	Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$7,778,739	$81,563,715	$(5,292)*	$89,337,162
Net asset value per share	$18.44	$8.41		$8.41
Shares outstanding	421,747	9,694,112	502,486**	10,618,345

*	Reflects the estimated costs of the Reorganization to be paid by the Fund.
**	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The Fund’s total net assets (attributable to Class A, Class B, Class C, Class I and Class F shares) and the Acquiring Fund’s total net assets (attributable to Class A, Class C and Class I shares), as of March 31, 2009, were $102,902,756 and $81,583,850, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See the relevant fund’s Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Rule 12b-1 Plans. Class B and Class C shares of the Fund and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “Rule 12b-1 Plan”). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund pay MBSC Securities Corporation (“MBSC”), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B shares (Fund only) and Class C shares to finance the sale and distribution of such shares. There is no Rule 12b-1 Plan fee for Class A shares or Class I shares of the Fund or Acquiring Fund.

Class F shares of the Fund are subject to a separate plan adopted pursuant to Rule 12b-1 under the 1940 Act pursuant to which the Fund reimburses MBSC an amount not to exceed 0.25% of the value of the average daily net assets of Class F shares for the sale and distribution of Class F shares and services provided to Class F shareholders.

Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See “Distribution Plan and Shareholder Services Plan — Distribution Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Acquiring Fund’s Rule 12b-1 Plan.

Shareholder Services Plan and Shareholder Services Agreement. Class A, Class B and Class C shares of the Fund and Class A and Class C shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of the respective class of shares for providing shareholder services and/or maintaining shareholder accounts. There is no Shareholder Services Plan fee for Class I shares of the Fund or the Acquiring Fund or Class F shares of the Fund. Class F shares of the Fund are subject to a shareholder services agreement, pursuant to which the Fund pays MBSC an annual fee of $24 for each open Class F shareholder account of the Fund for providing certain shareholder-related services for the holders of Class F shares. The fee also provides for the provision of certain services rendered and facilities furnished by the Fund’s transfer agent in performing transfer agent services for holders of Class F shares. Class I shares of the Acquiring Fund are subject to an administrative services fee of up to 0.15% of the value of the average daily net assets of Class I payable to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Class I shares of the Acquiring Fund. See “Distribution Plan and Shareholder Services Plan — Shareholder Services Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Acquiring Fund’s Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See the relevant fund’s Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distribution policies of the Fund and the Acquiring Fund are substantially similar. The Fund anticipates paying its shareholders dividends and capital gain distributions annually. Similarly, effective January 1, 2010, the Acquiring Fund anticipates paying its shareholders dividends and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. Holders of Class B shares of the Fund who receive Class A shares of the Acquiring Fund in the Reorganization will be permitted to exchange such Class A shares for Class A shares of other funds in the Dreyfus Family of Funds pursuant to the Acquiring Fund’s exchange privilege. Holders of Class F shares of the Fund who receive Class A shares of the Acquiring Fund in the Reorganization will be permitted to exchange such Class A shares for Class A shares or Class F shares of other funds in the Dreyfus Family of Funds pursuant to the Acquiring Fund’s exchange privilege. In addition, if after the Reorganization a former Class F shareholder of the Fund were to no longer hold Class A shares of the Acquiring Fund or Class F shares of a Dreyfus fund, such shareholder would lose his or her status as a “grandfathered Class F investor” and would not be able to purchase Class F shares of a Dreyfus fund. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company. The Acquiring Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust’s Agreement and Declaration of Trust (the “Trust Agreement”), the Trust’s By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company’s Articles of Incorporation (the “Charter”), the Company’s By-Laws and the Maryland General Corporation Law (the “Maryland Code”). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10%, in the case of the Acquiring Fund, or 25%, in the case of the Fund, of the respective fund’s outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund’s outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that a majority of the Acquiring Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders’ meeting. The Company’s Charter provides that a majority of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund stockholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund’s acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust’s Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Trust’s Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder’s acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Company’s Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Company’s Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust’s Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Fund, the Company’s Charter, the Company’s By-Laws and the Maryland Code, and the Acquiring Fund, the Trust’s Trust Agreement, the Trust’s By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company’s Charter and By-Laws or the Trust’s Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, and that would otherwise benefit fund shareholders, management recommended to the Company’s Board and to the Trust’s Board that the Fund be consolidated with the Acquiring Fund. The Company’s Board and the Trust’s Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund with a better performance record, without diluting such shareholders’ interests. In addition, each class of shares of the Acquiring Fund had a significantly lower total expense ratio than the corresponding class of shares of the Fund (Class A shares of the Acquiring Fund for Class B and Class F shares of the Fund), as of each fund’s most recent fiscal period. As of March 31, 2009, the Fund had net assets of approximately $103 million and the Acquiring Fund had net assets of approximately $82 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Trust’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund’s assets also benefits Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses, if any, Dreyfus is required to waive or reimburse to maintain the Acquiring Fund’s net operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company’s Board and the Trust’s Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on April 29, 2010 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Acquiring Fund Class A, Class C and Class I shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of shares of the Fund and the Acquiring Fund (with net assets attributable to Class B and Class F shares of the Fund being exchanged for Class A shares of the Acquiring Fund), generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Shareholder Guide — Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class F and Class I shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C and Class I shares received by it in the Reorganization. Class B and Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder’s Fund shares, except that Class B and Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $70,000, which will be borne by the Fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm, which would be borne by the Fund, is estimated to be approximately $15,000, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class C and Class I shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class C and Class I shares to Fund shareholders in exchange for their shares of the Fund (with holders of the Fund’s Class B and Class F shares receiving Class A shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class I and Class F shares for Acquiring Fund Class A, Class C and Class I shares (with holders of the Fund’s Class B and Class F shares receiving Class A shares of the Acquiring Fund) pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of the Fund’s fiscal year ended December 31, 2008, the Fund had an unused capital loss carryforward of approximately $253 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some of the Fund’s capital loss carryforward will expire unused.

Sale of Portfolio Securities. In connection with the Reorganization, certain of the portfolio securities currently held by the Fund may be sold before or after consummation of the Reorganization, subject to any restrictions imposed by the Code. Any such disposition of portfolio securities may result in a capital gain or loss depending on the specific securities being sold and the Fund's or the combined fund's ability to use any available capital loss carryforward.  The transaction costs associated with repositioning the Fund’s portfolio in connection with the Reorganization before and after consummation of the Reorganization would be borne by the Fund and the combined fund, respectively. As of the date hereof, neither the Fund nor the combined fund is expected to recognize material capital gains as a result of repositioning the Fund’s portfolio in connection with the Reorganization. The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

Required Vote and Board’s Recommendation

The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus forming a part of the Trust’s Registration Statement on Form N-1A (File No. 33-08214). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Company’s Registration Statement on Form N-1A (File No. 2-17531).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of a majority of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of September 30, 2009, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	20.6170%	1.0157%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.9736%	0.6391%

Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8.9535%	0.4411%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.9171%	0.2915%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.5481%	0.2733%

Class B Shares

Ruth M. Bernstein Ramsey, NJ 07446-2643	17.8989%	0.0418%

Charles Schwab & Company, Inc. Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104-4151	15.9429%	0.0372%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.6976%	0.0273%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.2940%	0.0194%

Hal Gerstein, Custodian Samantha Gerstein Woodbury, NY 11797-2809	6.3128%	0.0147%

Everett W. Moddie Burlington, KS 66839-9261	5.4778%	0.0128%

Class C Shares

Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	17.6460%	17.4610%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	14.0477%	13.9004%

The Bank of New York Mellon, Custodian Lizabeth Moriarty Schmitz Clinton, CT 06413-1333	12.7603%	12.6265%

Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	10.2680%	10.1603%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.0547%	7.9702%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.4589%	7.3807%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.1297%	6.0654%

Class I Shares

JP Morgan Chase Bank, Directed Trustee F/B/O The Super Saver Employees Plan c/o JP Morgan American Century P.O. Box 419784 Kansas City, MO 64141-6784	78.2064%	4.1644%

Fidelity Investments Institutional Operations Co. (FIIOC), As Agent For Certain Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1999	19.5899%	1.0431%

Class F Shares

Charles Schwab & Company, Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18.3977%	17.4194%

National Financial Services Corp. F/B/O Our Customers Exclusively Attn: Mutual Funds Department P.O. Box 3908 Church Street Station New York, NY 10008-3908	8.3448%	7.9011%

As of September 30, 2009, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

Southwest Securities Inc. F/B/O Randal S. Farber & Susan Farber P.O. Box 509002 Dallas, TX 75250-9002	61.2122%	0.0910%

Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	16.4461%	0.0259%

Robert W. Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	14.1553%	0.0223%

MBC Investments Corporation c/o Bank of New York Mellon Corporation 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	7.1411%	0.0113%

Class C Shares

MBC Investments Corporation c/o Bank of New York Mellon Corporation 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100%	1.0487%

Class I Shares

GPC Securities Inc. As Agent For Morgan Keegan Trust F/B/O Regions 2009 Long Term Incentive Cash Grant Plan P.O. Box 105117 Atlanta, GA 30348-5117	33.2223%	31.4532%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.2571%	17.2849%

Charles Schwab & Company, Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.6872%	12.9584%

FM Global Pension Plan – Equities P.O. Box 9198 225 Wyman Street Waltham, MA 02454	5.6463%	5.3456%

Wilmington Trust Company, Trustee F/B/O Medina General Hospital Pension Plan c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	5.5193%	5.2254%

State Street, As Custodian For South Dakota Higher Education Trust 801 Pennsylvania Avenue Kansas City, MO 64105-1307	5.0994%	4.8279%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of September 30, 2009, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Acquiring Fund’s or the Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended December 31, 2008 and the audited financial statements of the Acquiring Fund for its fiscal year ended September 30, 2009 have been incorporated herein by reference in reliance upon the respective reports of Ernst & Young LLP and KPMG LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, respectively, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of October 29, 2009 (the “Agreement”), between DREYFUS FUNDS, INC. (the “Company”), a Maryland corporation, on behalf of DREYFUS DISCOVERY FUND (the “Fund”), and DREYFUS INVESTMENT FUNDS (the “Trust”), a Massachusetts business trust, on behalf of DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class A, Class C and Class I shares (“Acquiring Fund Shares”) of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class A, Class B, Class C, Class I and Class F shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the corresponding class of Acquiring Fund Shares (with Class B and Class F shareholders receiving Acquiring Fund Class A shares for their Fund Class B and Class F shares) received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10     As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust, as amended or restated as of the date hereof (the “Trust’s Trust Agreement”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust’s Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be (with net assets attributable to Class B and Class F shares of the Fund being exchanged for Class A shares of the Acquiring Fund), determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be April 29, 2010, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a)       The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b)       The Company is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)       The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e)       The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g)       No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h)       The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal years ended December 31, 2008 have been audited by Ernst & Young LLP or PricewaterhouseCoopers LLP, each an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)        Since December 31, 2008, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)        At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)        All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m)      On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)       The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)       The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a)       The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

(b)       The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)       The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust’s Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)        No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g)       The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended September 30, 2008 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)       Since September 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)        For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)      The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n)       No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o)       The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Company will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company’s President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company’s Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company’s name by the Company’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)       The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       The Fund shall bear the aggregate expenses of the transactions contemplated hereby.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4     This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company’s Charter or the Trust’s Trust Agreement; a copy of the Trust’s Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS FUNDS, INC., on behalf of Dreyfus Discovery Fund

By:
J. David Officer,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS INVESTMENT FUNDS, on behalf of Dreyfus/The Boston Company Small/Mid Cap Growth Fund

By:
J. David Officer,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS DISCOVERY FUND

The undersigned shareholder of Dreyfus Discovery Fund (the “Fund”), a series of Dreyfus Funds, Inc. (the “Company”), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on December 18, 2009, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:00 a.m., on Wednesday, March 3, 2010, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s)	(Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), in exchange for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class I and Class F shareholders, with Class B and Class F shareholders receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December 4, 2009

Acquisition of the Assets of
DREYFUS DISCOVERY FUND (A Series of Dreyfus Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, Class C and Class I Shares of

DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND (A Series of Dreyfus Investment Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 4, 2009 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Discovery Fund (the “Fund”), a series of Dreyfus Funds, Inc. (the “Company”), in exchange for Class A, Class C and Class I shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), a series of Dreyfus Investment Funds (the “Trust”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated March 31, 2009.
2.	The Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2009.
3.	The Fund’s Statement of Additional Information dated May 1, 2009.
4.	The Fund’s Annual Report for the fiscal year ended December 31, 2008.
5.	The Fund’s Semi-Annual Report for the six-month period ended June 30, 2009.
6.	Pro forma financials for the combined Fund and Acquiring Fund as of March 31, 2009.

The Acquiring Fund’s Statement of Additional Information and the Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated December 4, 2009 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated March 31, 2009 is incorporated herein by reference to the Trust’s Post-Effective Amendment No. 136 to its Registration Statement on Form N-1A, filed March 27, 2009 (File No. 33-08214). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated September 30, 2009, filed November 30, 2009, as amended on December 3, 2009.

The Fund’s Statement of Additional Information dated May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 81 to the Company’s Registration Statement on Form N-1A, filed April 29, 2009 (File No. 2-17531). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated December 31, 2008, filed March 6, 2009, and its Semi-Annual Report dated June 30, 2009, filed August 26, 2009.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund
PRO FORMA STATEMENT OF INVESTMENTS
March 31, 2009 (Unaudited)

	Dreyfus/The Boston Company Small/ Mid Cap Growth Fund		Dreyfus Discovery Fund		Dreyfus/The Boston Company Small/ Mid Cap Growth Fund Pro Forma Combined (*)	Dreyfus/The Boston Company Small/ Mid Cap Growth Fund	Dreyfus Discovery Fund			Dreyfus/The Boston Company Small/ Mid Cap Growth Fund Pro Forma Combined (*)

Common Stocks--97.7%	Shares					Value ($)
Consumer Discretionary--15.0%
Aeropostale	16,110	[a]	19,560	[a]	35,670	427,882	519,514			947,396
Bally Technologies			30,244	[a]	30,244		557,094			557,094
Bed Bath & Beyond	66,660	[a,b]			66,660	1,649,835				1,649,835
Carter's	46,470	[a]	56,240	[a]	102,710	874,101	1,057,874			1,931,975
Chipotle Mexican Grill, Cl. B	12,752	[a]	15,396	[a]	28,148	730,817	882,345			1,613,162
Corinthian Colleges			50,820	[a]	50,820		988,449			988,449
Deckers Outdoor			9,340	[a]	9,340		495,394			495,394
DeVry	18,630				18,630	897,593				897,593
Fossil			33,970	[a]	33,970		533,329			533,329
Gentex	76,300				76,300	759,948				759,948.
Guess?	58,750				58,750	1,238,450				1,238,450
Hibbett Sports			55,622	[a]	55,622		1,069,055			1,069,055
Interactive Data	34,860		32,420		67,280	866,620	805,961			1,672,581
ITT Educational Services	5,570	[a,b]			5,570	676,309				676,309
K12			21,206	[a]	21,206		294,763			294,763
Lincoln Educational Services			16,550	[a]	16,550		303,196			303,196
Lions Gate Entertainment	79,528	[a,b]	144,750	[a]	224,278	401,616	730,987			1,132,603
Lumber Liquidators			12,180	[a]	12,180		155,295			155,295
O'Reilly Automotive	15,230	[a]			15,230	533,202				533,202
P.F. Chang's China Bistro	14,210	[a,b]	17,430	[a]	31,640	325,125	398,798			723,923
Papa John's International			41,010	[a]	41,010		937,899			937,899
PetSmart	92,120				92,120	1,930,835				1,930,835
Pool			21,110		21,110		282,874			282,874
Sherwin-Williams	16,270				16,270	845,552				845,552
Texas Roadhouse, Cl. A			116,860	[a]	116,860		1,113,676			1,113,676
Tractor Supply			12,200	[a]	12,200		439,932			439,932
Wendy's/Arby's Group, Cl. A	99,430		158,920		258,350	500,133	799,368			1,299,501
Williams-Sonoma			45,710		45,710		460,757			460,757
WMS Industries	46,060	[a,b]	55,550	[a]	101,610	963,115	1,161,550			2,124,665
						13,621,133	13,988,110			27,609,243
Consumer Staples--5.2%
Alberto-Culver	37,340		46,540		83,880	844,257	1,052,269			1,896,526
Casey's General Stores	38,930		51,010		89,940	1,037,874	1,359,927			2,397,801
Central Garden & Pet			36,450	[a]	36,450		277,385			277,385
Church & Dwight	7,820				7,820	408,439				408,439
Estee Lauder, Cl. A	37,650				37,650	928,073				928,073
Hain Celestial Group	38,880	[a]	50,560	[a]	89,440	553,651	719,974			1,273,625
Mead Johnson Nutrition, Cl. A	2,650	[a]			2,650	76,506				76,506
Nu Skin Enterprises, Cl. A			97,990		97,990		1,027,915			1,027,915
Peet's Coffee & Tea			15,820	[a]	15,820		342,028			342,028
Spartan Stores			64,300		64,300		990,863			990,863
						3,848,800	5,770,361			9,619,161
Energy--8.2%
Arena Resources	52,830	[a]	59,980	[a]	112,810	1,346,108	1,528,290			2,874,398
CNX Gas	46,692	[a,b]			46,692	1,107,067				1,107,067
Concho Resources	40,010	[a]	77,023	[a]	117,033	1,023,856	1,971,019			2,994,875
Continental Resources	26,102	[a,b]			26,102	553,623				553,623
Dril-Quip	37,070	[a]	51,800	[a]	88,870	1,138,049	1,590,260			2,728,309
Encore Acquisition			25,580	[a]	25,580		595,247			595,247
FMC Technologies	32,160	[a]			32,160	1,008,859				1,008,859
NATCO Group, Cl. A	37,470	[a]	46,200	[a]	83,670	709,307	874,566			1,583,873
Plains Exploration & Production	41,930	[a]	51,770	[a]	93,700	722,454	891,997			1,614,451
						7,609,323	7,451,379			15,060,702
Exchange Traded Funds--0.5%
iShares Russell 2000 Growth
Index Fund	21,770				21,770	1,000,985				1,000,985

Financial--7.8%
Arch Capital Group	14,750	[a]	18,880	[a]	33,630	794,435	1,016,877			1,811,312
EZCORP, Cl. A			24,690	[a]	24,690		285,663			285,663
Intercontinental Exchange	8,590	[a]			8,590	639,697				639,697
Plum Creek Timber	29,250	[b]			29,250	850,298				850,298
ProAssurance	36,750	[a]	43,040	[a]	79,790	1,713,285	2,006,525			3,719,810
Riskmetrics Group			16,730	[a]	16,730		239,072			239,072
RLI	37,570	[b]	45,320		82,890	1,886,014	2,275,064			4,161,078
Tower Group			20,480		20,480		504,422			504,422
Validus Holdings	40,410		51,710		92,120	956,909	1,224,493			2,181,402
						6,840,638	7,552,116			14,392,754
Health Care--24.7%
Acorda Therapeutics			40,170	[a]	40,170		795,768			795,768
Alexion Pharmaceuticals	27,890	[a,b]	41,780	[a]	69,670	1,050,337	1,573,435			2,623,772
Align Technology			64,100	[a]	64,100		508,313			508,313
Alkermes	29,600	[a]	36,100	[a]	65,700	359,048	437,893			796,941
Alnylam Pharmaceuticals	35,243	[a,b]	28,668	[a]	63,911	671,027	545,839			1,216,866
AmerisourceBergen	25,040				25,040	817,806				817,806
Beckman Coulter	10,110				10,110	515,711				515,711
Bio-Rad Laboratories, Cl. A	7,390	[a]	9,030	[a]	16,420	487,001	595,077			1,082,078
BioMarin Pharmaceutical	30,320	[a,b]	40,200	[a]	70,520	374,452	496,470			870,922
Bruker			73,747	[a]	73,747		454,282			454,282
Cadence Pharmaceuticals			44,670	[a]	44,670		419,005			419,005
CardioNet			19,890	[a]	19,890		558,113			558,113
Catalyst Health Solutions			48,190	[a]	48,190		955,126			955,126
Celera			53,170	[a]	53,170		405,687			405,687
Cephalon	9,440	[a,b]			9,440	642,864				642,864
Chemed			15,550		15,550		604,895			604,895
Emergency Medical Services, Cl. A	13,099	[a,b]	16,586	[a]	29,685	411,178	520,635			931,813
Enzon Pharmaceuticals			102,720	[a]	102,720		623,510			623,510
ev3			44,720	[a]	44,720		317,512			317,512
Genomic Health			10,930	[a]	10,930		266,473			266,473
Haemonetics	12,980	[a]	22,200	[a]	35,180	714,938	1,222,776			1,937,714
Hologic	47,750	[a]			47,750	625,047				625,047
Immucor	28,740	[a]	44,980	[a]	73,720	722,811	1,131,247			1,854,058
Integra LifeSciences Holdings	10,200	[a,b]	13,370	[a]	23,570	252,246	330,640			582,886
Kendle International			32,610	[a]	32,610		683,506			683,506
Landauer			5,500		5,500		278,740			278,740
Martek Biosciences	15,680	[a]	20,410	[a]	36,090	286,160	372,482			658,642
Masimo	20,660	[a]	24,930	[a]	45,590	598,727	722,471			1,321,198
Medarex			86,380	[a]	86,380		443,129			443,129
MEDNAX	14,160	[a]	16,840	[a]	31,000	417,295	496,275			913,570
Myriad Genetics	25,670	[a]	31,200	[a]	56,870	1,167,215	1,418,664			2,585,879
NuVasive	16,070	[a,b]	25,610	[a]	41,680	504,277	803,642			1,307,919
Onyx Pharmaceuticals	28,820	[a]	35,210	[a]	64,030	822,811	1,005,245			1,828,056
OSI Pharmaceuticals	14,920	[a,b]	26,210	[a]	41,130	570,839	1,002,795			1,573,634
Owens & Minor			26,310		26,310		871,650			871,650
PharMerica			17,840	[a]	17,840		296,858			296,858
Phase Forward			40,600	[a]	40,600		519,274			519,274
PSS World Medical	62,290	[a,b]	81,600	[a]	143,890	893,862	1,170,960			2,064,822
Regeneron Pharmaceuticals	17,610	[a]	32,310	[a]	49,920	244,075	447,817			691,892
Resmed	21,570	[a,b]	26,070	[a]	47,640	762,284	921,314			1,683,598
Thermo Fisher Scientific	22,840	[a]	27,640	[a]	50,480	814,703	985,919			1,800,622
Thoratec			21,420	[a]	21,420		550,280			550,280
United Therapeutics	6,550	[a]	9,250	[a]	15,800	432,890	611,333			1,044,223
Varian	7,730	[a]	11,040	[a]	18,770	183,510	262,090			445,600.00
Vertex Pharmaceuticals	27,170	[a,b]			27,170	780,594				780,594
Volcano	28,413	[a]	35,951	[a]	64,364	413,409	523,087			936,496
West Pharmaceutical Services	15,750	[b]	23,360		39,110	516,758	766,442			1,283,200
Wright Medical Group	19,740	[a]	24,480	[a]	44,220	257,212	318,974			576,186
						17,311,087	28,235,643			45,546,730
Industrial--13.3%
Administaff			36,910		36,910		779,908			779,908
Alliant Techsystems	9,140	[a]			9,140	612,197				612,197
Argon ST			17,000	[a]	17,000		322,490			322,490
Clean Harbors	12,360	[a]	14,960	[a]	27,320	593,280	718,080			1,311,360
Cornell			51,670	[a]	51,670		845,838			845,838
Covanta Holding	45,182	[a]			45,182	591,432				591,432
Dun & Bradstreet	35,930				35,930	2,766,610				2,766,610
Energy Solutions			29,960		29,960		259,154			259,154
Exponent			19,030	[a]	19,030		482,030			482,030
Flowserve	12,940				12,940	726,193				726,193
Geo Group			24,305	[a]	24,305		322,041			322,041
Huron Consulting Group			44,940	[a]	44,940		1,906,804			1,906,804
ICF International			21,690	[a]	21,690		498,219			498,219
II-VI			30,220	[a]	30,220		519,180			519,180
Knight Transportation	59,710	[b]	73,090		132,800	905,204	1,108,044			2,013,248
Landstar System	12,750		15,530		28,280	426,742	519,789			946,531
MSC Industrial Direct, Cl. A	36,600	[b]	46,580		83,180	1,137,162	1,447,241			2,584,403
Orbital Sciences	20,490	[a]	26,300	[a]	46,790	243,626	312,707			556,333
Pall	31,360				31,360	640,685				640,685
Quanta Services	46,630	[a]	56,390	[a]	103,020	1,000,214	1,209,565			2,209,779
Team			38,630	[a]	38,630		452,744			452,744
UTi Worldwide	94,670		172,340		267,010	1,131,306	2,059,463			3,190,769
						10,774,651	13,763,297			24,537,948
Materials--0.3%
Aurizon Mines			117,603	[a]	117,603		529,214			529,214

Technology--21.1%
Akamai Technologies	82,070	[a]			82,070	1,592,158				1,592,158
Analog Devices	42,230				42,230	813,772				813,772
Atheros Communications	27,720	[a]	34,170	[a]	61,890	406,375	500,932			907,307
ATMI			66,200	[a]	66,200		1,021,466			1,021,466
BigBand Networks			55,350	[a]	55,350		362,542			362,542
BMC Software	18,900	[a]			18,900	623,700				623,700
CACI International, Cl. A	11,010	[a]	13,410	[a]	24,420	401,755	489,331			891,086
Ciena			66,460	[a]	66,460		517,059			517,059
Cogent	51,060	[a]	62,220	[a]	113,280	607,614	740,418			1,348,032
Cognizant Technology Solutions,
Cl. A	71,000	[a]			71,000	1,476,090				1,476,090
CyberSource			52,430	[a]	52,430		776,488			776,488
Diodes			75,260	[a]	75,260		798,509			798,509
DTS			29,740	[a]	29,740		715,544			715,544
FEI			23,400	[a]	23,400		361,062			361,062
FLIR Systems	37,070	[a]			37,070	759,194				759,194
FormFactor	15,610	[a]	20,000	[a]	35,610	281,292	360,400			641,692
Global Payments	28,030				28,030	936,482				936,482
Informatica	42,640	[a]	54,620	[a]	97,260	565,406	724,261			1,289,667
j2 Global Communications	48,760	[a,b]	60,900	[a]	109,660	1,067,356	1,333,101			2,400,457
Lam Research	23,770	[a]	38,530	[a]	62,300	541,243	877,328			1,418,571
ManTech International, Cl. A	31,550	[a]	39,500	[a]	71,050	1,321,945	1,655,050			2,976,995
Mellanox Technologies			53,840	[a]	53,840		448,487			448,487
Metavante Technologies	73,184	[a]	101,979	[a]	175,163	1,460,753	2,035,501			3,496,254
NETGEAR			55,030	[a]	55,030		663,112			663,112
Neutral Tandem			23,515	[a]	23,515		578,704			578,704
Novellus Systems	51,590	[a]	66,080	[a]	117,670	857,942	1,098,910			1,956,852
PMC-Sierra	131,570	[a]	162,210	[a]	293,780	839,417	1,034,900			1,874,317
Polycom	74,180	[a]	90,250	[a]	164,430	1,141,630	1,388,948			2,530,578
Riverbed Technology			57,506	[a]	57,506		752,178			752,178
SkillSoft, ADR			166,320	[a]	166,320		1,112,681			1,112,681
Sybase	21,000	[a]	25,510	[a]	46,510	636,090	772,698			1,408,788
Teradyne			161,440	[a]	161,440		707,107			707,107
ValueClick	26,790	[a]	34,030	[a]	60,820	227,983	289,595			517,578
Vishay Intertechnology	38,030	[a]	48,680	[a]	86,710	132,344	169,441			301,785
						16,690,541	22,285,753			38,976,294
Utilities--1.6%
Allete			18,300		18,300		488,427			488,427
EQT	18,800				18,800	589,004				589,004
UniSource Energy	30,870		35,280		66,150	870,225	994,543			1,864,768
						1,459,229	1,482,970			2,942,199
Total Common Stocks
(cost $82,800,043, $116,910,231 and $199,710,274, respectively)						79,156,387	1,010,588,943			180,215,230

Other Investment—3.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,284,944, $2,916,000 and $6,200,944, respectively)	3,284,944	[c]	2,916,000	[c]	6,200,944 [c]	3,284,944	2,916,000			6,200,944
Investment of Cash Collateral for Securities Loaned – 5.8%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $10,713,835, $0 and $10,713,835, respectively)	10,713,835	[c]			10,713,835	10,713,835				10,713,835

Total Investments (cost $96,798,822, $119,826,231 and $216,625,053, respectively)					106.9%	93,155,166	103,974,843			197,130,009
Liabilities, Less Cash and Receivables					(6.9)%	(11,571,316)	(1,072,087)	(70,000	d)	(12,713,403)
Net Assets					100.0%	81,583,850	102,902,756	(70,000)		184,416,606

ADR - American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan. At March 31, 2009, the total pro forma market value of the fund's securities on loan is $10,468,204 and the total pro forma market value of the collateral held by the funds is $10,713,835.
c	Investment in affiliated money market mutual fund.
d

Adjustment for estimated merger related costs.  As of 3/31/2009, all of the securities held by the Dreyfus Discovery Fund comport with the investment strategies and restrictions of the Dreyfus/The Boston Company Small/Mid Cap Growth Fund

*	As of 3/31/09, all of the securities held by the Dreyfus Discovery Fund comport with the investment strategies and restrictions of the Dreyfus/The Boston Company Small/Mid Cap Growth Fund

See notes to audited pro forma financial statements

Dreyfus/The Boston Company Small/Mid Cap Growth Fund Pro Forma Statement of Assets and Liabilities
March 31, 2009 (Unaudited)
		Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Dreyfus Discovery Fund	Adjustments		Boston Company Small/Mid Cap Growth Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement of Investments*
	Unaffiliated issuers	$79,156,387	$101,058,843			$180,215,230
	Affiliated issuers	13,998,779	2,916,000			16,914,779
	Cash	184,950	69,512			254,462
	Receivable for investment securities sold	1,638,241	3,910,161			5,548,402
	Dividends and interest receivable	26,022	19,641			45,663
	Receivable for shares of Beneficial Interest subscribed	89,929	2,402			92,331
	Prepaid expenses	29,966	60,327			90,293

	Total Assets	95,124,274	108,036,886			203,161,160

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	$54,018	$173,759			$227,777
	Liability for securities on loan	10,713,835	-			10,713,835
	Payable for investment securities purchased	2,594,846	4,866,648			7,461,494
	Payable for shares of Beneficial Interest redeemed	82,307	9,635			91,942
	Accrued expenses	95,418	84,088	70,000	(a)	249,506

	Total Liabilities	13,540,424	5,134,130	70,000		18,744,554

NET ASSETS		$81,583,850	$102,902,756	$(70,000)		$184,416,606

REPRESENTED BY:	Paid-in capital	$120,129,293	413,868,870			$533,998,163
	Accumulated undistributed investment income - net	34,307	(467,872)	(70,000)	(a)	(503,565)
	Accumulated net realized gain (loss) on investments	(34,936,094)	(294,646,853)			(329,582,947)
	Accumulated net unrealized appreciation (depreciation)
	on investments	(3,643,656)	(15,851,389)			(19,495,045)

NET ASSETS		$81,583,850	$102,902,756	$(70,000)		$184,416,606

Dreyfus Discovery Fund, Class A shares (550 million shares of $.01 par value Common Stock authorized)
Net Assets	$4,760,903
Shares outstanding	265,861
Net asset value, offering price and redemption price per share	$17.91

Maximum offering price per share (net asset value
plus maximum sales charge)	$19.00

Dreyfus Discovery Fund, Class B shares (550 million shares of $.01 par value Common Stock authorized)
Net Assets	$264,100
Shares outstanding	16,084
Net asset value, offering price and redemption price per share	$16.42

Dreyfus Discovery Fund, Class C shares (550 million shares of $.01 par value Common Stock authorized)
Net Assets	$1,001,296
Shares outstanding	60,417
Net asset value, offering price and redemption price per share	$16.57

Dreyfus Discovery Fund, Class I shares (550 million shares of $.01 par value Common Stock authorized)
Net Assets	$7,778,739
Shares outstanding	421,747
Net asset value, offering price and redemption price per share	$18.44

Dreyfus Discovery Fund, Class F shares (550 million shares of $.01 par value Common Stock authorized)
Net Assets	$89,097,718
Shares outstanding	4,931,436
Net asset value, offering price and redemption price per share	$18.07

Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Class A Shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets	$10,068		$94,122,721	(b)	$94,132,789
Shares outstanding	1,196		11,180,133	(b)	11,181,329
Net asset value, offering price and redemption price per share	$8.42				$8.42

Maximum offering price per share (net asset value
plus maximum sales charge)	$8.93				$8.93

Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Class C Shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets	$10,067		$1,001,296	(b)	$1,011,363
Shares outstanding	1,196		118,897	(b)	120,093
Net asset value, offering price and redemption price per share	$8.42				$8.42

Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Class I Shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets	$81,563,715		$7,778,739	(b)	$89,342,454
Shares outstanding	9,694,112		924,734	(b)	10,618,846
Net asset value, offering price and redemption price per share	$8.41				$8.41

* Investments in securities, at cost
Unaffiliated issuers	$82,800,043	$116,910,231			$199,710,274
Affiliated issuers	$13,998,779	$2,916,000			$16,914,779

Market Value of securities on loan	$10,468,204	--			$10,468,204
(a) Adjustment for estimated merger related costs.
(b) Adjustment to reflect the exchange of shares outstanding from Dreyfus Discovery Fund into Dreyfus/The Boston Company Small/Mid Cap Growth Fund.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Pro Forma Statement of Operations
March 31, 2009 (Unaudited)

		Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Dreyfus Discovery Fund	Adjustments		Dreyfus/The Boston Company Small/Mid Cap Growth Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends
	Unaffiliated issuers	$534,256	$634,033			$1,168,289
	Affiliated issuers	105,650	76,773			182,423
	Income from securities lending	115,588	-			115,588
	Interest Income	931	-			931
	Total Income	756,425	710,806			1,467,231

EXPENSES:	Investment advisosry fee	468,834	1,523,149	(609,260)	(a)	1,382,723
	Accounting and Administration fees	82,531	91,765	(15,295)	(a)	159,001
	Shareholder servicing costs	47,146	326,692	(50,000)	(a)	323,838
	Distribution fees	-	138,142			138,142
	Professional fees	53,071	57,311	(40,000)	(a)	70,382
	Prospectus and shareholders' reports	53,638	45,560	(30,000)	(a)	69,198
	Directors'/Trustees' fees and expenses	14,701	68,102	(60,000)	(a)	22,803
	Registration fees	20,193	68,321	(50,000)	(a)	38,514
	Custodian fees	80,902	25,769	(15,000)	(a)	91,671
	Loan commitment fees	449	3,466			3,915
	Miscellaneous	30,272	33,108	(20,000)	(a)	43,380
	Total Expenses	851,737	2,381,385	(889,555)		2,343,567

	Less-expense reimbursement from The Dreyfus Corporation
	due to undertaking	(69,560)	-	-		(69,560)
	Less-reduction in accounting fees	-	(4,942)	4,942		-
	Less- reduction in custody fees due to earnings credits	(246)	(41,366)	-		(41,612)
	Net Expenses	781,931	2,335,077	(884,613)		2,232,395

INVESTMENT INCOME (LOSS) – NET		(25,506)	(1,624,271)	884,613		(765,164)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	(34,508,080)	(52,429,116)			(86,937,196)
	Net realized gain (loss) on financial futures	(217,314)	-			(217,314)
	Net unrealized appreciation (depreciation) on investments	(2,901,026)	(12,028,136)			(102,083,672)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(37,626,420)	(64,457,252)			(102,083,672)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(37,651,926)	$(66,081,523)	$884,613		$(102,848,836)

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on October 28-29, 2009, the Board of Trustees of Dreyfus Investment Funds, on behalf of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), and the Board of Directors of Dreyfus Funds, Inc., on behalf of Dreyfus Discovery Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive shares of the corresponding class of the Acquiring Fund in the Exchange, with holders of Class B and F shares of the Fund receiving Class A shares of the Acquiring Fund.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on March 31, 2009. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended March 31, 2009. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is September 30 for the Acquiring Fund and December 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2009. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

Assets ($)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic	78,155,402	–	–	78,155,402
Mutual Funds/Exchange Traded Funds	14,999,764	–	–	14,999,764
Other Financial Instruments+	–	–	–	-
Liabilities ($)
Other Financial Instruments+	–	–	–	-

†          Their financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represents unrealized appreciation (depreciation), or in the case of options, market value at period end.

Dreyfus Discovery Fund

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

Assets ($)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic	99,946,162	–	–	99,946,162
Equity Securities - Foreign	1,112,681	–	–	1,112,681
Mutual Funds	2,916,000	–	–	2,916,000
Other Financial Instruments+	–	–	–	–
Liabilities ($)
Other Financial Instruments+	–	–	–	–

†          Their financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represents unrealized appreciation (depreciation), or in the case of options, market value at period end.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund Pro Forma Combined

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

Assets ($)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic	178,101,564	–	–	178,101,564
Equity Securities - Foreign	1,112,681	–	–	1,112,681
Mutual Funds	17,915,764	–	–	17,915,764
Other Financial Instruments+	–	–	–	–
Liabilities ($)
Other Financial Instruments+	–	–	–	–

†          Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represents unrealized appreciation (depreciation), or in the case of options, market value at period end.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s Class A, Class B and Class F shares on March 31, 2009 by the net asset value per share of Class A shares of the Acquiring Fund on March 31, 2009, the Fund’s Class C shares on March 31, 2009 by the net asset value per share of Class C shares of the Acquiring Fund on March 31, 2009 and the Fund’s Class I shares on March 31, 2009 by the net asset value per share of Class I shares of the Acquiring Fund on March 31, 2009.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on April 1, 2008. The Fund will bear the expenses of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6--Bank Line of Credit:

The Acquiring Fund entered into two separate agreements with The Bank of New York Mellon, an affiliate of The Dreyfus Corporation, that enable the Acquiring Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% of the committed amount, is allocated ratably among the participating funds at the end of each quarter. The Fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.